Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a),

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Dylan Smith, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Box, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 28, 2021	By:	/s/ Dylan Smith
	Name:	Dylan Smith
	Title:	Chief Financial Officer